                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                --------------


                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                --------------



Date of Report (Date of earliest event reported):  November 30, 2000
                                                   -----------------


                          Sight Resource Corporation
                          --------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                                0-21068                                              04-3181524
-------------------------                        -----------------------                        ----------------------
(State or other                                  (Commission                                    (IRS Employer
jurisdiction of                                  File Number)                                   Identification No.)
incorporation)


              100 Jeffrey Avenue, Holliston, Massachusetts 01746
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (508) 429-6916
                                                    --------------

                          Sight Resource Corporation

                                     Index

         Item                                              Page No.
         ----                                              --------

         Item 5.  Other Events                                3

         Item 7.  Financial Statements and Exhibits           3

         Signatures                                           4

         Exhibit Index                                        5

Item 5.  Other Events.

         On March 31, 2000, the Company entered into a modification agreement (the "First Modification Agreement") with Fleet National Bank ("Fleet"), which amended an existing loan agreement between the Company and Fleet, dated April 15, 1999 (the "Loan Agreement"). In August 2000, in connection with the merger between Fleet and BankBoston, N.A., Sovereign Bank of New England ("Sovereign") acquired the Loan Agreement and became the successor party to Fleet in it and the First Modification Agreement. As of September 30, 2000, the Company had $6.05 million outstanding under its term loan and $2.5 million outstanding under its revolving line of credit. At that time, the Company was in default for non-compliance with certain negative covenants contained in the First Modification Agreement relating to (i) minimum debt service coverage, (ii) maximum funded debt coverage and (iii) minimum net profit. On November 9, 2000, Sovereign issued a written waiver to the Company for the default resulting from noncompliance with the covenants. On November 30, 2000, the Company and Sovereign entered into a Second Modification Agreement (the "Second Modification Agreement"), which, among other things, deferred until March 2001 the Company's next two repayments scheduled to be made on or before January 1, 2001, and restricted the Company's ability to make payments on its outstanding debt. The Company intends to consider and pursue alternative lenders to refinance its credit arrangement with Sovereign on a long-term basis.

         The Second Modification Agreement has been filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)   Exhibits.
      --------

   Exhibit No.      Description
   -----------      -----------
   99.1             Second Modification Agreement by and between Sight
                    Resource Corporation and Sovereign Bank of New
                    England, dated as of November 30, 2000.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SIGHT RESOURCE CORPORATION


Date: December 15, 2000                            By: /s/ William T. Sullivan
                                                       ________________________
                                                       William T. Sullivan
                                                       President

                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number                              Description
-------                             -----------

   99.1 Second Modification Agreement by and between Sight Resource Corporation and Sovereign Bank of New England, dated as of November 30, 2000.